UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

NEXSTAR MEDIA GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway Suite 700
Irving, Texas		75062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 373-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2022, pursuant to authorization from the Compensation Committee, Nexstar Media Group, Inc. (the “Company”) entered into an Amendment to Amended Executive Employment Agreement with Perry A. Sook, the Company’s Chairman and Chief Executive Officer (the “Employment Agreement”). The Employment Agreement extends the term of Mr. Sook’s employment with the Company from March 1, 2023 until March 31, 2026 (the “Term”), with automatic renewal provided for successive one-year periods, subject to earlier termination under specified circumstances.

Pursuant to the Employment Agreement, during the Term and any subsequent renewal term, Mr. Sook shall be entitled to receive the following base salary:

Period	Base Salary
March 1, 2023 and thereafter	$3,000,000

In addition, during the Term and any subsequent renewal term, Mr. Sook will be eligible to receive an annual short-term incentive bonus (“Bonus”) in the amount, if any, based on a target of 200% of Mr. Sook’s base salary, subject to (i) increase or decrease based on the criteria set forth in the table below and (ii) approval of the Compensation Committee. The Compensation Committee may alter the criteria set forth in the table below as circumstances warrant and in consultation with Mr. Sook.

Component	Weight	No Payout	Threshold	Target	Maximum
Adjusted EBITDA (a)	35%	<85% of Target	85% of Target	Budgeted Target (a)	105% of Target
Net Revenues (a)	35%	<85% of Target	85% of Target	Budgeted Target (a)	105% of Target
Individual Performance (b)	30%	Discretionary
Payout Opportunity	100%	0% (no Bonus payout)	50% of Target (e.g., 100% of Base Salary)	100% of Target (e.g. 200% of Base Salary)	200% of Target (e.g., 400% of Base Salary)

a)
As defined in the Employment Agreement.
b)
Individual performance will be earned at the Compensation Committee’s discretion based on Mr. Sook’s achievement of the objectives established by Compensation Committee and/or Board at the beginning of the applicable fiscal year.

On August 1, 2022, the Company awarded Mr. Sook target number of performance based restricted stock units (“PSU”) of 62,500 PSUs.

Subject to performance, 50% of the target number of PSUs will vest on August 1, 2023 and the remaining 50% of the target number of PSUs will vest on August 1, 2024. PSUs will vest based on the following vesting grid measured by one-year total shareholder return performance, or “TSR” (calculation defined in the Employment Agreement), against the TSR Peer Group (defined in the Employment Agreement) as calculated on the first vesting date. No calculation is required on the second vesting date, such shares vest automatically if the shares vested on the first vesting date.

Level	Relative TSR vs Peer Group	Percentage of PSUs to Vest
Below Threshold	<35th Percentile	No vesting
Threshold	35th to 50th Percentiles	80% of Target
Target	51st to 65th Percentiles	100% of Target
Stretch	66th to 80th Percentiles	150% of Target
Maximum	81st and > Percentiles	200% of Target

Within five days of March 1, 2023, the Company will award Mr. Sook non-performance based restricted stock units (“RSUs”) in the amount of $10,000,000 to vest as follows: 50% of the RSUs will vest on March 1, 2024 and the remaining 50% will vest on March 1, 2025.

Within five days of March 1, 2023, the Company will also award PSUs with a target amount of $10,000,000. Subject to performance, 50% of the target amount of PSUs will vest on March 1, 2024 and the remaining 50% of the target amount of PSUs will vest on March 31, 2025. PSUs will vest based on the following vesting grid measured by one-year TSR performance against the TSR Peer Group as calculated on the first vesting date. No calculation is required on the second vesting date, such shares vest automatically if the shares vested on the first vesting date.

Level	Relative TSR vs Peer Group	Percentage of PSUs to Vest
Below Threshold	<35th Percentile	No vesting
Threshold	35th to 50th Percentiles	80% of Target
Target	51st to 65th Percentiles	100% of Target
Stretch	66th to 80th Percentiles	150% of Target
Maximum	81st and > Percentiles	200% of Target

Beginning on March 1, 2024, and annually thereafter during the Term and any renewal term, Mr. Sook may also participate in additional long-term incentive compensation awards at the discretion of the Compensation Committee.

In the event of specific instances of termination (including for merger, a reason by the Company other than for cause or for good reason), Mr. Sook is eligible to receive his base salary in effect of such termination date, (i) all accrued and unpaid base salary as of the date of termination, (ii) all accrued but unused vacation, (iii) the unpaid Bonus for years preceding the year of termination, and (iv) the sum of 200% of Mr. Sook’s base salary in effect on the date of termination, plus target bonus equal to 200% of Mr. Sook’s base salary in effect on the date of termination, plus an additional $29,000. In addition, all equity (including, but not limited to, any RSUs and PSUs, stock options and/or stock appreciation rights) previously granted or awarded to him by the Company prior to his termination shall become immediately and fully vested without further action by either Mr. Sook or the Company. For clarity, all PSUs will accelerate at the greater of actual or target.

The Company shall also reimburse Mr. Sook in the amount up to $500,000 for his use of an aircraft for personal matters during the Term.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended Executive Employment Agreement, dated as of August 1, 2022 between Perry A. Sook and Nexstar Media Group, Inc.
99.1	Press Release of Nexstar Media Group, Inc. dated August 1, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

Date:	August 1, 2022	By:	/s/ Lee Ann Gliha
		Name:	Lee Ann Gliha

Title:	Chief Financial Officer
(Principal Financial Officer)